EXECUTION

MASTER SPREAD PARTICIPATION AGREEMENT

Dated as of March 27, 2015

by and among

PENNYMAC LOAN SERVICES, LLC

and

PENNYMAC LOAN SERVICES, LLC

as the Initial Participant

THIS MASTER SPREAD PARTICIPATION AGREEMENT, dated as of March 27, 2015 (as amended, restated, replaced, supplemented or otherwise modified from time to time, this “Agreement”), is by and between PENNYMAC LOAN SERVICES, LLC (“Company”) and PENNYMAC LOAN SERVICES, LLC (the “Initial Participant”).

W I T N E S S E T H:

WHEREAS, Company is a party to that certain Third Amended and Restated Loan and Security Agreement dated as of March 27, 2015 (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan and Security Agreement”), by and between Company and Credit Suisse First Boston Mortgage Capital LLC (the “Lender”);

WHEREAS,  the Company owns and may from time to time originate, or acquire from third parties, Servicing Rights (as defined below);

WHEREAS,  in order to obtain greater liquidity, the Company desires to create a Portfolio Excess Spread (as defined herein);

WHEREAS, the Company  desires to create a Participation Interest (as defined herein) in the Portfolio Excess Spread pursuant to which such Participant will be entitled to receive Portfolio Collections (as defined herein) and Portfolio Termination Payments (as defined herein) with respect to such Portfolio Excess Spread; and

WHEREAS, Company and Initial Participant desire to enter into this Agreement to memorialize the terms and conditions under which each Participant is purchasing a Participation Interest (as hereinafter defined) in the Portfolio Excess Spread.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto mutually agree as follows:

1. Definitions.  References to a “Section” or the “recitals” are, unless otherwise specified, to a Section or the recitals of this Agreement.  Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan and Security Agreement.  Whenever used in this Agreement, the following terms shall have the respective meanings set forth below.  In addition, any capitalized terms defined in the body of this Agreement but not listed below shall have the meaning ascribed to such capitalized terms in the body of this Agreement.

“Agency” means Fannie Mae, Freddie Mac or Ginnie Mae, as applicable.

“Agency Guide” means with respect to any Mortgage Loan serviced for Fannie Mae, Freddie Mac or Ginnie Mae, the applicable guide issued by the applicable Agency, as amended from time to time.

“Agreement” shall have the meaning assigned to such term in the recitals.

“Ancillary Income” means all income derived from a Mortgage Loan (other than payments or collections in respect of principal, interest, escrow payments and prepayment penalties attributable to such Mortgage Loan) and to which the Seller, as the servicer of the Mortgage Loan, is entitled to in accordance with the Agency Guide.

“Base Servicing Fee” means, with respect to each Portfolio and each Collection Period, an amount equal to the product of (A) the aggregate outstanding principal balance of the Portfolio Mortgage Loans as of the first day of such Collection Period and (B) one-twelfth of 0.125%;  provided, however, that (1) with respect to all Portfolio Mortgage Loans in such Portfolio, if the initial Collection Period is less than a full month, such fee for each such Portfolio Mortgage Loan shall be an amount equal to the product of the fee otherwise described above and a fraction, the numerator of which is the number of days in such initial Collection Period and the denominator of which is 360; (2) if any Portfolio Mortgage Loan ceases to be part of the Portfolio during such Collection Period as a result of a termination of the Company’s duties as servicer under the applicable Servicing Agreement or Agency Guide, the portion of such amount that is attributable to such Portfolio Mortgage Loan shall be adjusted to an amount equal to the product of such portion and a fraction, the numerator of which is the number of days in such Collection Period during which such Portfolio Mortgage Loan was included in the Portfolio and denominator of which is 360; and (3) if the Portfolio Collections for such Portfolio and such Collection Period were used to cover prepayment interest shortfalls on the Portfolio Mortgage Loans the fee otherwise described above shall be reduced by the amount of such reduction.

“Business Day” shall mean any day other than (i) a Saturday or Sunday and (ii) a day on which commercial banks are authorized or required by applicable law, regulation or executive order to close in New York.

“Collection Period” means, with respect to each Transaction Remittance Date, the calendar month preceding the month in which such Transaction Remittance Date occurs.

“Creation Date” shall mean the date on which Company issues a Participation Certificate with respect to certain Servicing Rights identified therein.

“Fannie Mae” means Fannie Mae, formerly known as the Federal National Mortgage Association, or any successor thereto.

“Freddie Mac” means the Federal Home Loan Mortgage Corporation, or any successor thereto.

“Ginnie Mae” means the Government National Mortgage Association, or any successor thereto.

“Loan and Security Agreement” shall have the meaning assigned to such term in the recitals.

“Mortgage Loan Documents” means the mortgages, notes, assignments and an electronic record or copy of a mortgage loan application.

“Participant” shall mean each Participant or any subsequent holder of a Participation Interest in accordance with the terms hereof.

“Participation Certificate” shall mean each participation certificate in the form of Exhibit A attached hereto, which evidences the related Participation Interest.

“Participation Certificate Register” shall have the meaning assigned to such term in Section 20.

“Participation Certificate Registrar” shall have the meaning assigned to such term in Section 20.

 “Participation Interest” shall mean each participating beneficial ownership interest (of the type and nature contemplated by 11 U.S.C. § 541(d) of the United States Bankruptcy Code) in Portfolio Excess Spread with respect to a Portfolio, and proceeds thereof together with the other rights and privileges specified in this Agreement as evidenced by the issuance of a Participation Certificate.

“Person” shall have the meaning assigned such term in the Loan and Security Agreement.

“Portfolio” means the assets more particularly set forth on a schedule to a Participation Certificate.

“Portfolio Collections” means, with respect to each Portfolio, the funds collected on the related Portfolio Mortgage Loans and allocated as the servicing compensation payable to the Company as servicer of such Portfolio Mortgage Loans pursuant to one or more Servicing Agreements and Agency Guides, and, for the avoidance of doubt, other than Ancillary Income or reimbursements received by the Company from a loan owner for advances and other out-of-pocket expenditures pursuant to such Servicing Agreements and Agency Guides.

 “Portfolio Excess Spread” means, with respect to each Portfolio, the rights of the Company, severable from any and all other rights and obligations under the applicable Servicing Agreements and Agency Guides, to the Portfolio Total Spread minus the Base Servicing Fee on such Portfolio.

“Portfolio Mortgage Loan” means a Mortgage Loan that is included in the Portfolio.

“Portfolio Termination Payment” means, with respect to each Portfolio, any payment made by a loan owner or master servicer in connection with an exercise of any right that such Person may have to terminate the Company as the servicer of any Portfolio Mortgage Loan; provided,  however, that, if such a payment is made with respect to a group of mortgage loans and fewer than all such mortgage loans are Portfolio Mortgage Loans, then the “Portfolio Termination Payment” shall mean the portion of such termination payment that is reasonably attributable to the Portfolio Mortgage Loans in such group based upon the methodology set forth in the applicable Servicing Agreement for the calculation of termination payments thereunder.

“Portfolio Total Spread” means, with respect to each Portfolio, for each Collection Period, the sum of the following:  (a) the Portfolio Collections received during such Collection Period, net of the Base Servicing Fee; and (b) all other amounts payable by a loan owner or master servicer to the Company with respect to the Servicing Rights for the Portfolio Mortgage Loans, including any Portfolio Termination Payments, but for the avoidance of doubt, excluding all reimbursements for advances and other out-of-pocket expenditures received by the Company from a loan owner in accordance with the applicable Servicing Agreements and Agency Guides.

 “Servicing Agreement” means, with respect to each Mortgage Loan, any servicing agreement, including, with respect to any Mortgage Loan serviced for an Agency, the applicable Agency Guide, as amended from time to time, and any waivers, consent letters, acknowledgments and other agreements under which such Mortgage Loan is serviced and administered.

“Servicing Rights” means, with respect to each Mortgage Loan, the right to do any and all of the following:  (a) service and administer such Mortgage Loan; (b) collect any payments or monies payable or received for servicing such Mortgage Loan; (c) collect any late fees, assumption fees, penalties or similar payments with respect to such Mortgage Loan; (d) enforce the provisions of all agreements or documents creating, defining or evidencing any such servicing rights and all rights of the servicer thereunder, including, but not limited to, any clean-up calls and termination options; (e) collect and apply any escrow payments or other similar payments with respect to such Mortgage Loan; (f) control and maintain all accounts and other rights to payments related to any of the property described in the other clauses of this definition; (g) possess and use any and all documents, files, records, servicing files, servicing documents, servicing records, data tapes, computer records, or other information pertaining to such Mortgage Loan or pertaining to the past, present or prospective servicing of such Mortgage Loan; and (h) enforce any and all rights, powers and privileges incident to any of the foregoing.

“Transaction Remittance Date” means with respect to each Portfolio, the date denominated as such and set forth in the Participation Certificate, or, if no date is set forth in the Participation Certificate, the last Business day of each calendar week, or if such day is not a Business Day, the prior Business Day, or such other day as may be agreed upon by the Company and the Participant.

“Transfer” shall have the meaning assigned to such term in Section 11.

2. Intent; Creation of Participation Interests; Termination of Participation Interests.
(a) In order to obtain greater liquidity, Company desires to create the Portfolio Excess Spread.

(b) On each Creation Date, Company will issue in the name of the Initial Participant, the related Participation Certificate, as further described in the schedule attached thereto.  Thereafter, Participant shall be deemed the owner of the applicable Participation Interest described therein.  The Participation Interest shall be evidenced by a Participation Certificate.  During the term of the Loan and Security Agreement, there shall only be one Participation Certificate issued hereunder unless otherwise consented to in writing by the Lender.

(c) Administration of the Portfolio Excess Spread shall be governed by the terms of this Agreement and any applicable Servicing Agreement, and the servicing and administration of the underlying mortgage loans and/or real estate owned properties that support the Portfolio Excess Spread shall be subject in all respects to the provisions of this Agreement and any applicable Servicing Agreement.  Company shall retain record legal title to any payments, distributions and other collections on the Portfolio Excess Spread, in its capacity as the nominal owner of the Servicing Rights, but subject to the Participation Interests, and each Participant shall only be deemed to be in privity with Company and in no event whatsoever shall any Participant be construed to be in privity with any underlying investor or owner of the Mortgage Loans.

(d) The Company may from time to time desire to cause additional Portfolios to be subject to this Agreement.  In such instance, the Company shall obtain the consent of the applicable Participant(s) thereof and shall deliver to such Participant(s) an updated schedule reflecting the additional Portfolio to be attached to such Participation Certificate, and the Company hereby authorizes the Participant(s) to so attach such schedule.

(e) During the term of the Loan and Security Agreement, including following a default thereunder, the Participant may, in its sole discretion, terminate the Participation Interest created hereby by delivery of written notice to the Company; provided that, such termination shall be subject to the

Lender’s continuing lien under the Loan and Security Agreement on the Servicing Rights and such other rights afforded the Lender with respect thereto, following such termination.
3. Reserved.

4. Portfolio Collections and Portfolio Termination Payments.  In the event that Company receives any amounts on account of Portfolio Excess Spread, Company shall or shall cause its designee to remit such amounts on the Transaction Remittance Date as directed by the Participant in writing on or prior to the date such distribution is made; provided that, during the term of the Loan and Security Agreement, any remittances shall be made in accordance with the deposit and remittance requirements as set forth in Section 2.14 of the Loan and Security Agreement.

5. Representations and Warranties of Each Participant. Each Participant represents and warrants to Company, as of the date of any Transfer, and it is specifically understood and agreed, that:
(a) Such Participant is duly organized and validly existing under the laws of the jurisdiction of its formation.

(b) The execution and delivery of this Agreement by such Participant, and the performance of, and compliance with, the terms of this Agreement by such Participant, will not violate such Participant’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

(c) Such Participant has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

(d) Such Participant has not dealt with any broker, investment banker, agent or other Person that may be entitled to any commission or compensation in connection with the sale of the Participation Interest or the consummation of any of the transactions contemplated herein.

(e) Such Participant is either (a) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and is acquiring the related Participation Interest for its own account or for the account of one or more qualified institutional buyers for whom it is authorized to act or (B) an “accredited investor” within the meaning of Rule 501 under the Securities Act (an “Accredited Investor”) that is acquiring such Participation Interest for its own account or for the account of one or more Accredited Investors, for investment purposes and not with a view to, or for offer or sale in connection with any distribution in violation of the Securities Act.

The representations and warranties of each Participant contained in this Section 5 are personal to such Participant and no successor or assign of such Participant shall have any liability therefrom.

6. Representations and Warranties of Company. Company, as of the related Creation Date, hereby represents and warrants to, and covenants with, each Participant that:
(a) Company is a limited liability company duly organized, existing and in good standing under the laws of the State of Delaware and will remain the same.

(b) The execution and delivery of this Agreement by Company, and the performance of, and compliance with, the terms of this Agreement by Company, will not violate Company’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of Company to carry out the transactions contemplated by this Agreement.

(c) Company has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

(d) Company has not dealt with any broker, investment banker, agent or other Person that may be entitled to any commission or compensation in connection with the sale of each Participation Interest or the consummation of any of the other transactions contemplated hereby.

(e) Company is, and will remain, in compliance with all federal, state and local laws, regulations and orders applicable to Company and its assets to the extent material to this Agreement.

(f) Neither Company nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Participation Certificates, any interest in the Participation Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Participation Certificates, any interest in the Participation Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Participation Certificates, any interest in the Participation Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Participation Certificates under the Securities Act or which would render the disposition of the Participation Certificates a  violation of Section 5 of the Securities Act or require registration pursuant thereto.    The foregoing representations, and warranties of Company shall survive the (i) delivery and Transfer of the applicable Participation Interest and Participation Certificate to each Participant and (ii) any transfer by Company of its rights hereunder.

7. Servicing and Other Matters.
(a) Company’s Duties With Respect to Servicing.

(i) The Company agrees for the benefit of the Participant to service the related Portfolio Mortgage Loans at all times substantially in accordance in all material respects with the related Servicing Agreement.  In connection with the Portfolio Mortgage Loans related to each Participation Certificate, the Company shall not, without the express written consent of Participant (which consent may be withheld in its absolute discretion), (a) terminate or amend any Servicing Rights, or (b) enter into any termination, modification, waiver or amendment of any applicable Servicing Agreement or its rights and duties thereunder.

(ii) Under no circumstances shall the Participant be responsible for the servicing acts and omissions of the Company or any other servicer or any originator of the Mortgage Loans, or for any servicing related obligations or liabilities of any servicer under the Servicing Agreements or any Person under the Mortgage Loan Documents, or for any other obligations or liabilities of the Company.

(iii) Upon the termination of the Company as servicer under any Servicing Agreement, the Company shall remain liable to the Participant and the applicable loan owner or master servicer for all liabilities and obligations incurred by the Company while the Company was acting as the servicer thereunder.

(b) Base Servicing Fees.  The Company agrees that, notwithstanding the provisions of the applicable Servicing Agreements, as between the parties hereto, the Company shall be entitled to servicing fees on the Portfolio only to the extent of the applicable Base Servicing Fee and only to the extent that funds available for the payment of such Base Servicing Fee are available.  Under no circumstances shall the Participant be liable to the Company for the payment of any Base Servicing Fee.

8. Independent Analysis of Each Participant.  Each Participant acknowledges that it has, independently and without reliance upon Company and based on such documents and information as such Participant has deemed appropriate, made the Participant’s own credit analysis and decision to purchase the applicable Participation Interest.  Each Participant hereby acknowledges that (except as set forth hereinabove) Company has made no representations or warranties with respect to the Portfolio Excess Spread or the Participation Interest, and that the Participant assumes all risk of loss in connection with its Participation Interest.

9. No Creation of a Partnership.  Nothing contained in this Agreement, and no action taken pursuant hereto shall be deemed to constitute Company with any Participant, a partnership, association, joint venture or other entity.

10. Article 8 Opt-In. The Company hereby irrevocably elects that each Participation Certificate shall constitute and shall remain a “security” for purposes of Article 8 of the Uniform Commercial Code.

11. Sale of Each Participant’s Interest.  Each Participant agrees that it will not sell, assign, transfer, pledge, syndicate, hypothecate, contribute, encumber or otherwise dispose of all or any portion of its applicable Participation Interest (a “Transfer”) without the prior written consent of Company; provided that the Initial Participant hereby intends to effectuate a Transfer to the Lender pursuant to the Loan and Security Agreement, and both the foregoing Transfer and any subsequent Transfer shall not require such consent.  No transfer of any Participation Certificate shall be made unless (A) such transfer is to a Person that (i) the transferor believes is a qualified institutional buyer (a “QIB”) as defined in Rule 144A (“Rule 144A”) under the Securities Act and is aware that the transferor of such Participation Certificate may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring such Participation Certificate for its own account or for the account of one or more QIBs for whom it is authorized to act and (ii) is also a “qualified purchaser” as defined in Section 2(a)(51) of the Investment Company Act and (B) and a fully-executed Assignment and Assumption, in the form attached to the Agreement is delivered to the Participation Certificate Registrar.  The registered Participant shall have the right to inspect the Participation Certificate Register, subject to such reasonable regulations as the Participation Certificate Registrar shall prescribe.  The person listed as the owner of a Participation Certificate on the Participation Certificate Register shall be treated as the Participant for purposes of this Agreement and otherwise.  Upon surrender for registration of transfer of any Participation Certificate to the Participation Certificate Registrar, the Company shall execute and deliver, in the name of the designated transferee or transferees, one or more new Participation Certificates.

12. No Pledge or Loan.  This Agreement is intended to effect the creation of a Participation Interest and shall not be deemed to represent a pledge of any interest of the Company to any Participant, or a loan from any Participant to Company.

13. GOVERNING LAW; WAIVER OF JURY TRIAL.  THIS AGREEMENT AND THE RESPECTIVE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, WHICH SHALL GOVERN).  EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND, THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

14. SUBMISSION TO JURISDICTION; WAIVERS.  EACH PARTY HERETO HEREBY IRREVOCABLY (I) SUBMITS, FOR ITSELF IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO ANY ACTION OR PROCEEDING REGARDING SUCH MATTERS MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, WITH RESPECT TO SUCH COURTS, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

15. Modifications. Except as expressly provided herein, this Agreement shall not be modified, cancelled or terminated except by an instrument in writing signed by the parties hereto.

16. Successors and Assigns; Third Party Beneficiaries.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.  Except for transferees of Transfers permitted pursuant to the terms hereof, none of the provisions of this Agreement shall be for the benefit of or enforceable by any Person not a party hereto.

17. Counterparts; Facsimile Execution.  This Agreement may be executed in any number of counterparts and all of such counterparts shall together constitute one and the same instrument.  This Agreement may be executed by signature(s) transmitted by facsimile.

18. Captions.  The titles and headings of the paragraphs of this Agreement have been inserted for convenience of reference only and are not intended to summarize or otherwise describe the subject matter of the paragraphs and shall not be given any consideration in the construction of this Agreement.

19. Notices.  All notices required hereunder shall be given by telephone (confirmed in writing) or shall be in writing and personally delivered or sent by facsimile transmission, reputable overnight delivery service or certified United States mail, postage prepaid, and addressed to the respective parties at their addresses set forth on Exhibit A or otherwise as informed to the other parties by written notice given as aforesaid.  All written notices so given shall be deemed effective upon receipt or, if mailed, upon the earlier to occur of receipt or the expiration of the fourth day following the date of mailing.

20. Participant Register.  The ownership of each Participation Interest shall be registered on a record of ownership (the “Participation Certificate Register”)  maintained by Lender, during the term of the Loan and Security Agreement, and, thereafter,  by Company (the “Participation Certificate Registrar”).  Notwithstanding anything else in this Agreement to the contrary, the right to receive payments with respect to a Participation Interest hereunder may be transferred only if the Transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation.  The Participants shall be entitled to treat the registered holder of each Participation Interest (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in a Participation Interest or hereunder on the part of any other person or entity.

21. Third Party Costs.  The Company agrees to pay the reasonable out of pocket costs of Participant related to (i) the negotiation, execution, and closing of the transactions contemplated by this Agreement, and (ii) the ongoing administrative costs of the Participant related to the tracking, reporting, and administration of the investments made pursuant to this Agreement.

22. Tax Information.  To facilitate Participant’s annual tax reporting, Company shall provide to Participant the relevant IRS Form 1065 K-1s and other necessary tax information, provided to the Company, which corresponds to all of Participant’s Portfolio Collections and Portfolio Termination Payments arising from or related to applicable Participation Interests.

23. Conflicts. In the event of any conflict between the terms of this Agreement and the Loan and Security Agreement, the terms of the Loan and Security Agreement shall prevail.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, Company and the Initial Participant have caused this Agreement to be duly executed as of the day and year first above written.

PENNYMAC LOAN SERVICES, LLC  as Company

By:/s/ Pamela Marsh

Name:Pamela Marsh

Title:Executive Vice President, Treasurer

PENNYMAC LOAN SERVICES, LLC,  as the Initial Participant

By:/s/ Pamela Marsh

Name:Pamela Marsh

Title:Executive Vice President, Treasurer

Signature Page to Master Spread Participation Agreement

EXHIBIT A

NOTICES

Company:

PENNYMAC LOAN SERVICES, LLC
6101 Condor Drive

Moorpark, California 93021

Attention: Treasurer
Phone Number: 805 330-6059; 818 746-2877
E-mail: pamela.marsh@pnmac.com;  kevin.chamberlain@pnmac.com

With a copy to:

PENNYMAC LOAN SERVICES, LLC

6101 Condor Drive

Moorpark, California 93021

Attention: General Counsel

Participants:

As set forth in the Participation Certificate.

Exhibit A-1

EXHIBIT B

FORM OF PARTICIPATION CERTIFICATE

This is a participation interest certificate (“Participation Certificate”)  evidencing a participation interest granted to the Participant (as defined herein) in the Portfolio Excess Spread, Collections and Portfolio Termination Payments related to the Portfolio Excess Spread in the assets identified on Schedule I attached hereto, and as more particularly described in the Master Spread Participation Agreement, dated as of March 27, 2015 (as amended, restated, supplement or otherwise modified from time to time, the “Participation Agreement”), by and among PENNYMAC LOAN SERVICES, LLC  (“Company”) and [___________] (“Participant”).  Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Participation Agreement.

Pursuant to the terms of the Participation Agreement, Company hereby grants a Participation Interest in the Portfolio Excess Spread to Participant:

Certificate No. 1	Percentage Interest: 100%

THIS PARTICIPATION CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE.  ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS PARTICIPATION CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 11 OF THE PARTICIPATION AGREEMENT (AS DEFINED HEREIN).

The Company hereby irrevocably elects that this Participation Certificate shall constitute and shall remain a “security” for purposes of Article 8 of the Uniform Commercial Code.

This Participation Certificate is subject to the terms, provisions and conditions of the Participation Agreement, as to each of which the holder of this Participation Certificate, by virtue of the acceptance hereof, assents and by which such holder is bound.

This Participation Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, without regard to conflicts of law principles (other than Section 5-1401 of the New York General Obligations Law, which shall govern), and the obligations, rights and remedies of the holder hereof shall be determined in accordance with such laws.

[SIGNATURE FOLLOWS]

Exhibit B-1

IN WITNESS WHEREOF, the Company has caused this Participation Certificate to be duly executed.

PENNYMAC LOAN SERVICES, LLC

By:_____________________________________
Authorized Officer/Authorized Signer

Address for Notices:

PENNYMAC LOAN SERVICES, LLC

6101 Condor Drive

Moorpark, California 93021

Attention: Treasurer

Phone Number: 805 330-6059; 818 746-2877

E-mail: pamela.marsh@pnmac.com;

kevin.chamberlain@pnmac.com

With a copy to:

PENNYMAC LOAN SERVICES, LLC

6101 Condor Drive

Moorpark, California 93021

Attention: General Counsel

Exhibit B-2

ASSIGNMENT AND ASSUMPTION

FOR VALUE RECEIVED,  the undersigned Assignor hereby sell(s), assign(s) and transfer(s) unto

(please print or typewrite name and address including postal zip code of Assignee)

the Participation Interest evidenced by the within Participation Certificate and hereby authorize(s) the registration of transfer of such Participation Interest to the above named assignee on the participation register of the Company.    The Participation Certificate is subject to the terms, provisions and conditions of the Participation Agreement.

I (we) further direct the issuance of a new certificate of a like percentage interest and class to the above named assignee and delivery of such certificate to the following address:

Dated:______________________

_________________________________________

Signature by or on behalf of Assignor

ACCEPTANCE:

The undersigned Assignee hereby accepts and assumes all of the rights, interests and obligations of the Participation Interest holder under the Participation Agreement pursuant to which the participation interest transferred hereby was created.  The undersigned Assignee hereby makes the representations and warranties contained in Section 5 of the Participation Agreement to Company and to the Assignor.

Dated: ______________________

_________________________________________

Signature by or on behalf of Assignee

Exhibit B-3

DISTRIBUTION INSTRUCTIONS

Assignee should include the following for purposes of distribution of any proceeds of a Participation Interest:

Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to ______________________________________________________________ _______________________________________________________________ for the account of _____________________________________________________________________________.

Distributions made by check (such check to be made payable to )

and all applicable statements and notices should be mailed to

.

This information is provided by , the assignee named above, or , as its agent.

Exhibit B-4

SCHEDULE I

TO PARTICIPATION CERTIFICATE

ELIGIBLE SECURITIZATION TRANSACTIONS

Description of Eligible Securitization Transaction	Related Servicing Cut-off Date	Related Advance Date

SERVICING CONTRACTS

Exhibit B-1